UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22461

Morgan Creek Global Equity Long/Short Institutional Fund

(Exact name of registrant as specified in charter)

301 West Barbee Chapel Road, Suite 200, Chapel Hill, NC 27517

(Address of principal executive offices)(Zip code)

Corporation Service Company

2711 Centerville Road Suite 400

Wilmington, Delaware 19808

(Name and Address of Agent for Service)

Mark Vannoy, Treasurer Morgan Creek Capital Management, LLC 301 West Barbee Chapel Road Chapel Hill, North Carolina 27517

Registrant’s telephone number, including area code: (919) 933-4004

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Item 1. Report to Stockholders.

Annual Report

To Shareholders

For the Year Ended March 31, 2020

Morgan Creek Global Equity Long/Short Institutional Fund

Morgan Creek Global Equity Long/Short Institutional Fund (A Delaware Statutory Trust)
Annual Report to Shareholders

For the Year Ended March 31, 2020

Contents

Letter to Investors	1
Report of Independent Registered Public Accounting Firm	4
Financial Statements
Statement of Assets and Liabilities	5
Schedule of Investments	6
Statement of Operations	11
Statement of Changes in Net Assets	12
Statement of Cash Flows	14
Notes to Financial Statements	16
Board of Trustees (Unaudited)	31
Fund Management (Unaudited)	32
Other Information (Unaudited)	33
Approval of Investment Management Agreement (Unaudited)	34
Privacy Notice	36

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who invest directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by calling 833-523-7533 to make such arrangements. For shareholders who invest through a financial intermediary, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 833-523-7533 to make such arrangements. For shareholders who invest through a financial intermediary, please contact that financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. If your common shares are held through a financial intermediary, your election to receive reports in paper will apply to all funds held with that financial intermediary.

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Letter to Investors

2020 Fiscal Year End Report

The Morgan Creek Global Equity Long/Short Institutional Fund (“MCGELSIF” or “the Fund”) seeks to generate attractive long-term returns with lower volatility and correlation relative to traditional equity benchmarks. The Fund utilizes a hybrid structure that combines opportunistic allocations, to what we believe to be top-tier investment firms drawn from Morgan Creek’s extensive global network of relationships, and a direct investment portfolio (“Morgan Creek Direct” or “MCD”), which is concentrated in the best ideas drawn from the overall strategy. We believe this combination of external managers and internal management provides a significant edge in being able to tactically adjust the portfolio to take advantage of investment opportunities and manage risk. The investment process begins with Morgan Creek choosing a cohort of external managers to express our top investment themes, which currently include: Wealth Transfer to Developing Markets, Growth of the Asian Consumer, Energy & Natural Resources, Long/Short Technology and Value. Demographics & Healthcare is a secondary theme. Once we have established the core manager portfolio to reflect our asset allocation views, we create our direct investment portfolio by implementing our proprietary process that selects the highest conviction investment ideas from the underlying managers.

For the fiscal year ended March 31, 2020, the Fund declined (10.55%) compared to (10.39%) for the MSCI World Index and (9.44%) for the HFRX Equity Hedge Index. The following sections provide more insight into the four quarters consisting of the Fund’s fiscal year, starting with the second calendar quarter of 2019 and ending with the first calendar quarter of 2020. Please reach out if you would like more information on any individual quarter (the commentaries have been condensed for the sake of brevity and clarity in this report). In summary, the Fund’s performance was roughly in line with both the MSCI World and the HFRX Equity Hedge Index over the 2020 fiscal year period. Thus far in 2020, the market environment looks to have shifted in the Fund’s favor and we believe long/short and active management are poised for a rebound versus long/only and passive strategies.

Our outlook for Developed Markets, especially the U.S., is cautious, while we are constructive on certain Emerging Markets, particularly in Asia. This view is informed by the bottom-up opportunities we see from our managers and within the context of our top-down assessment of valuations. The rally in the majority of equity markets during 2019 was entirely the result of multiple expansion and we are struggling to come up with a sound bull case for what drives equity markets higher from here, besides betting multiples continue to expand from their already elevated levels. This is a bet we are unwilling to make as fundamental investors and on many valuation metrics, like Market Cap to GDP (the Buffett Indicator), Shiller P/E and EV/Sales, markets have already reached levels only seen in 1929 and/or 2000. No part of our strategy relies on precisely identifying tops or bottoms; however, we always look around the proverbial corner for lurking dangers. There appeared to be mounting signs the economy was entering a downturn pre-Coronavirus and believe the magnitude of the pandemic has cast aside any reasonable doubt that we aren’t in the throes of a significant global recession. The relevant questions for us today surround its depth and duration. We find ourselves on the more pessimistic side of this debate currently and consider the probability of a V-shaped recovery to be quite low. We expect global equity markets to remain volatile until there is more consensus around the actual alphabet letter that best fits the economy’s likely path forward.

The supply and demand shocks from the Coronavirus have been felt across nearly every industry and sector globally and the deleveraging process from historically high levels of debt across companies and consumers will take time. We find it unlikely the economy will return to pre-Coronavirus levels in the near-term and likely cash flow generation will prove insufficient to support existing debt loads. Many balance sheets, both consumer and corporate, are in need of repair. Monetary and fiscal policy can only do so much and have already been pushed to the limit – a solvency problem cannot be solved with liquidity alone. In addition, the human suffering from this health and economic crisis is difficult to comprehend as the Coronavirus is the most serious threat of its kind since the 1918 influenza

morgan creek capital management, llc | annual report to SHAREHOLDERS	1

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Letter to Investors (continued)

pandemic. While the number of cases and deaths will be far less, the shutdown this outcome requires has come at an enormous cost to the global economy. The grave impacts of the Coronavirus have already been felt by millions and will likely be felt by many millions more before the crisis is finally over. Volatility tends to increase during transition periods in markets and we are very excited about the return potential of the Fund if this market environment unfolds.

Q2 2019

MCGELSIF produced mixed results during the quarter, returning +1.3% versus +4.0% for the MSCI World and +0.0% for the HFRX Equity Hedge. Positive contributors for the quarter were broad-based, with gains coming from Healthcare, China, Large-Cap TMT, and the Direct Portfolio short book. Headwinds to performance included SaaS exposure (both in select longs and hedges), our underlying managers’ short portfolios and the Fund’s position in Lyft. The Healthcare basket we added to the Direct Portfolio during the first quarter performed reasonably well, appreciating nearly +20%. We took profits (and losses) in a few of the names, while still maintaining meaningful exposure and conviction across the remaining positions. On the flipside, the basket of software names we put on as hedges in late Q1 via near-term, out-of-the money options expired and were a headwind to performance. While our underlying managers’ short portfolios in aggregate went against them during Q2, the Direct Portfolio short book underperformed the MSCI World by about 13%. With the MSCI World up 4%, the Direct Portfolio shorts fell about 9%. Single-stock alpha generation was mainly driven by shorts in China and Japan as well as the Consumer Discretionary bucket.

Q3 2019

MCGELSIF had a challenging quarter returning (12.1%) versus +0.5% for the MSCI World Index and +1.8% for the HFRX Equity Hedge Index. One of the major drags on performance during the quarter was the sharp rotation out of Momentum into Cyclicals during September. According to Goldman Sachs, Consumer Discretionary was the most net bought global sector in September, driven mostly by short covers, while, per Morgan Stanley, the rapid selling of Momentum was in line with some of the largest periods on record dating back to 2010. This tripped up many of our underlying managers as long Technology (Momentum) and short Consumer Discretionary (Cyclicals) are two of the portfolio’s largest themes. While this resulted in significant negative alpha across the portfolio, we think it sets the Fund up for a period of above average alpha generation in the quarters ahead. We continue to emphasize Value over Growth with incremental allocation decisions, which should help mitigate the impact of rotations like this in the future. The portfolio’s overweight exposure to international markets also proved to be a headwind, as the relative outperformance of U.S. equities widened further in the quarter. While the negative impact to performance from these factors was meaningful, Lyft was by far the largest detractor and accounted nearly 75% of the Fund’s losses in Q3. Lyft’s stock price faced significant downward pressure following an earlier than anticipated expiration of its IPO lock-up period. Following this event, we significantly reduced our position to bring its weighting in line with other Direct Portfolio holdings. While the Fund’s investment in Lyft was a headwind during the quarter, the investment generated a 2.18x multiple and annualized return of +18.9%.

Q4 2019

MCGELSIF returned +3.6% during the quarter versus +8.6% for the MSCI World and +2.6% for the HFRX Equity Hedge. Turning to the portfolio, a lot of what worked and didn’t in the fourth quarter was a lot of the same for the year overall. Fortunately, the two largest underlying manager allocations in the portfolio had exceptional years, returning +33.7% and +44.2% respectively. Both generated strong gains on the long side, while keeping losses in check on the short side. The portfolio also had some nice winners in Healthcare, where a number of Direct Portfolio positions, registered strong gains. Conversely, the short side of the portfolio was a significant detractor. After generating meaningful alpha and attribution in 2018, the short book was a persistent headwind in 2019, particularly during the

morgan creek capital management, llc | annual report to SHAREHOLDERS	2

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Letter to Investors (continued)

fourth quarter when some of our larger short positions went against us sharply. Other meaningful headwinds to performance during the quarter were the continued outperformance of Growth versus Value and relative underperformance of non-U.S. equities. From a portfolio construction standpoint, we continued to take some profits in the Growth-oriented positions while adding exposure to Value-oriented/Special Situations. We also continued to selectively add exposure on the short side, where most of the portfolio can be found in secularly-challenged businesses with poor cash flow generation.

Q1 2020

MCGELSIF protected capital quarter, returning (3.8%) vs. (21.1%) for the MSCI World and (13.3%) for the HFRX Equity Hedge. The extent of the Coronavirus outbreak caught markets by surprise, with various major equity indices moving from all-time highs in late February to bear-market territory at record-setting speed. The Fund held up well in the face of these declines with strong absolute performance in Asia and Value and strong relative performance across the remaining sub-strategies. Three of the Fund’s underlying managers generated significant gains in the first quarter despite the sharp market drawdown and double-digit losses experienced by the average long/short equity fund. All of the remaining underlying managers fell by much less than the market and, except for one, performed mostly in-line with expectations.

Regards, Mark W. Yusko Chief Executive Officer & Chief Investment Officer

morgan creek capital management, llc | annual report to SHAREHOLDERS	3

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Creek Global Equity Long/Short Institutional Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Morgan Creek Global Equity Long/Short Institutional Fund (the “Fund”), including the schedule of investments, as of March 31, 2020, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments in portfolio funds and securities owned as of March 31, 2020, by correspondence with the portfolio funds’ investment managers or designees and the Fund’s custodian, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

Charlotte, North Carolina
May 29, 2020

morgan creek capital management, llc | annual report to SHAREHOLDERS	4

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Statement of Assets and Liabilities

March 31, 2020 (in U.S. Dollars)

ASSETS:
Investment in Portfolio Funds, at fair value (Cost, $10,737,908)	$15,269,254
Investment in Securities, at fair value (Cost, $1,869,470)	1,509,499
Cash and cash equivalents	5,491,379
Foreign currency, at value (Cost, $370,312)	358,725
Receivable for securities sold	754,635
Interest receivable	2,347
Other receivables	1,141
Total Assets	$23,386,980

LIABILITIES:
Redemptions payable	$2,060,328
Securities sold short (Proceeds, $1,061,225)	1,198,375
Accrued expenses and other liabilities	173,419
Audit & legal fees payable	98,412
Management fees payable	55,779
Loan payable	10,821
Accrued interest payable	2,306
Total Liabilities	3,599,440

Net Assets	$19,787,540

NET ASSETS CONSIST OF:
Paid-in capital	$24,890,901
Total accumulated deficit	(5,103,361)
Net Assets	$19,787,540

PRICING OF SHARES:
Class I
Net Asset Value per Share:
$19,489,733 / 20,620.52 Shares issued and outstanding, par value $0.01 per share, unlimited Shares authorized	$945.16

Class A
Net Asset Value per Share:
$297,807 / 344.55 Shares issued and outstanding, par value $0.01 per share, unlimited Shares authorized	$864.33
Sales Charge Class A (Load)	3.00%
Maximum Offering Price Per Class A Share	$890.26

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	5

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Schedule of Investments

March 31, 2020 (in U.S. Dollars)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile	Liquidity(1),(2)	Next Available Redemption Date(3)	Initial Acquisition Date
Investments in Portfolio Funds
Asia
Old Peak Asia Fund Ltd.
375 shares, Class A	$375,000	$194,514	0.98%	Cayman Islands	Quarterly	6/30/2020	1/1/2018
Private Investors III, LLC
1,588 shares(4)	1,581,420	1,305,109	6.60	United States	0-5 Years	0-5 Years	11/19/2014
Teng Yue Partners Offshore Fund, L.P.
847 shares(5)	846,734	3,133,143	15.82	Cayman Islands	Quarterly	6/30/2020	10/1/2015
Tybourne Equity (Offshore) Fund
1,286 shares, Series A(5)	1,286,053	1,416,128	7.16	Cayman Islands	Quarterly	6/30/2020	7/2/2012
Total Asia	4,089,207	6,048,894	30.56

Emerging Markets
New Century Holdings XI, L.P.
41,817 shares	36,285	42,659	0.22	Cayman Islands	Illiquid	N/A	10/2/2017
Total Emerging Markets	36,285	42,659	0.22

Energy & Natural Resources
CamCap Resources Offshore Fund, Ltd.
113 shares, Class B	21,545	7,440	0.04	Cayman Islands	Illiquid	N/A	10/2/2017
MLO Private Investment, Ltd.
47 shares, Series 01	76,995	80,212	0.41	Cayman Islands	Illiquid	N/A	10/2/2017
Whetstone Capital Offshore Fund, Ltd.
1,030 shares	1,030,295	1,067,824	5.39	Cayman Islands	Quarterly	6/30/2020	7/1/2015
Total Energy & Natural Resources	1,128,835	1,155,476	5.84

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	6

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Schedule of Investments (continued)
March 31, 2020 (in U.S. Dollars)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile	Liquidity(1),(2)	Next Available Redemption Date(3)	Initial Acquisition Date
Healthcare
Broadfin Healthcare Offshore Fund, Ltd.
152 shares, Series A	$188,919	$172,101	0.87%	Cayman Islands	Quarterly	6/30/2020	1/31/2020
Total Healthcare	188,919	172,101	0.87

Technology
Light Street Xenon, Ltd.
448 shares, Class A	588,637	1,066,509	5.39	Cayman Islands	Quarterly	6/30/2020	10/1/2015
Tiger Global, Ltd.
2,275 shares, Class C	1,106,887	3,110,292	15.71	Cayman Islands	Annually	3/31/2021	7/1/2013
Total Technology	1,695,524	4,176,801	21.10

Value Long/Short
Bronte Capital Ganymede Fund Ltd.
1,553 shares, Class A	1,500,000	1,806,484	9.13	Cayman Islands	Monthly	4/30/2020	1/1/2018
Falcon Edge Global Ltd.
358 shares, Series S	510,456	515,837	2.61	Cayman Islands	Illiquid	N/A	4/3/2017
Falcon Edge Global Ltd.
100 shares, Series Standard Share Partners	93,393	56,686	0.29	Cayman Islands	Illiquid	N/A	10/3/2016
Glade Brook Private Investors VII LLC
1,166 shares	1,159,588	980,658	4.96	United States	0-5 Years	N/A	8/10/2015
Tiger Veda Ltd.
93 shares, Class C1	252,747	220,923	1.12	Cayman Islands	Illiquid	N/A	10/2/2017
Tiger Veda Ltd.
110 shares, Class C3	82,954	92,735	0.47	Cayman Islands	Illiquid	N/A	10/2/2017
Total Value Long/Short	3,599,138	3,673,323	18.58

Total Investments in Portfolio Funds	$10,737,908	$15,269,254	77.17%

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	7

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Schedule of Investments (continued)
March 31, 2020 (in U.S. Dollars)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile
Investments in Securities
Common Stock
Global Opportunistic
Alphabet, Inc.
49 shares, Class A(6)(7)	$57,773	$56,936	0.29%	United States
Amazon.com, Inc.
34 shares(6)(7)	17,055	66,290	0.34	United States
Apollo Global Management, Inc.
1,430 shares, Class A(6)	37,698	47,905	0.24	United States
Avadel Pharmaceuticals PLC
7,225 shares, ADR(6)(7)	11,086	57,367	0.29	Ireland
BDO Unibank, Inc.
21,720 shares	63,377	44,200	0.22	Philippines
BeiGene, Ltd.
415 shares, ADR(6)(7)	63,461	51,091	0.26	China
Berkshire Hathaway, Inc.
298 shares, Class B(6)(7)	60,710	54,483	0.28	United States
Bilibili Inc
3,075 shares, ADR(6)(7)	79,472	72,017	0.36	China
Energy Transfer LP
16,845 shares(6)	190,000	77,487	0.39	United States
Facebook, Inc.
330 shares, Class A(6)(7)	61,130	55,044	0.28	United States
Fanhua, Inc.
2,168 shares, ADR(6)	63,142	43,620	0.22	China
Herbalife Nutrition, Ltd.
1,565 shares(6)(7)	66,684	45,635	0.23	United States
Heron Therapeutics, Inc.
2,100 shares(6)(7)	49,899	24,654	0.12	United States
iQIYI, Inc.
5,290 shares, ADR(6)(7)	118,488	94,161	0.48	China
JD.com, Inc.
1,818 shares, ADR(6)(7)	57,469	73,629	0.37	China
Lantheus Holdings, Inc.
3,200 shares(6)(7)	55,485	40,832	0.21	United States
Lyft, Inc.
4,045 shares, Class A(6)(7)	169,486	108,608	0.54	United States

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	8

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Schedule of Investments (continued)
March 31, 2020 (in U.S. Dollars)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile
Common Stock (continued)
Microsoft Corp.
437 shares(6)	$32,076	$68,919	0.35	United States
Plains All American Pipeline LP
11,700 shares(6)	207,071	61,776	0.31	United States
Progenics Pharmaceuticals, Inc.
11,340 shares(6)(7)	55,703	43,092	0.22	United States
Rolls-Royce Holdings PLC
6,387 shares	59,619	27,021	0.14	United Kingdom
Sea, Ltd.
1,767 shares, ADR(6)(7)	60,672	78,296	0.40	Singapore
SoftBank Group Corp.
2,728 shares, ADR(6)	63,659	48,122	0.24	Japan
Swedish Match AB
1,500 shares	58,002	86,126	0.44	Sweden
Twilio, Inc.
451 shares, Class A(6)(7)	50,183	40,360	0.20	United States
Walt Disney Co.
433 shares(6)	59,296	41,828	0.21	United States
Total Common Stock	1,868,696	1,509,499	7.63

Preferred Stock
Global Opportunistic
Rolls-Royce Holdings, PLC
1,789,007 shares(7)	774	—	—	United Kingdom
Total Preferred Stock	774	—	—

Rights
Elanco Animal Health, Inc.
15,801 shares	—	—	—	United States
Total Rights	—	—	—

Total Investments in Securities	$1,869,470	$1,509,499	7.63%

TOTAL INVESTMENTS	$12,607,378	$16,778,753	84.80%

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	9

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Schedule of Investments (continued)
March 31, 2020 (in U.S. Dollars)

Investments	Proceeds	Fair Value	Percent of Net Assets	Domicile
Securities Sold Short
Common Stock
Global Opportunistic
Comcast Corp.
2,450 shares, Class A	$(109,064)	$(84,231)	(0.42)%	United States
Hennes & Mauritz AB
5,043 shares, Class B	(76,092)	(65,252)	(0.33)	Sweden
Mattel, Inc.
6,766 shares (7)	(76,119)	(59,608)	(0.30)	United States
Nomad Foods, Ltd.
5,100 shares (7)	(103,901)	(94,656)	(0.48)	Great Britain
Signify NV
2,999 shares (8)	(84,753)	(58,511)	(0.30)	Netherlands
Sunac China Holdings, Ltd.
18,000 shares	(96,926)	(83,352)	(0.42)	China
Tesla, Inc.
1,289 shares (7)	(389,620)	(675,435)	(3.42)	United States
Wirecard AG
670 shares	(124,750)	(77,330)	(0.39)	Germany
Total Common Stock	(1,061,225)	(1,198,375)	(6.06)

Total Securities Sold Short	$(1,061,225)	$(1,198,375)	(6.06)%
Other Assets, less Liabilities(9)		$4,207,162	21.26%
Total Net Assets		$19,787,540	100.00%

(1)	Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms.

(2)	0-5 Years - Portfolio Funds will periodically redeem depending on cash availability.

(3)

Investments in Portfolio Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after March 31, 2020 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Portfolio Funds may be subject to fees.

(4)

Private Investors III, LLC has a concentrated investment in Koudai Corporation which accounts for 6.60% of the Fund’s net assets on a look-through basis as of March 31, 2020. As of March 31, 2020, the Fund indirectly owns shares in Koudai Corporation through its investment in Private Investors III, LLC.

(5)

Although the Portfolio Fund has monthly, quarterly, or annual redemption rights, there are various gates, holdbacks, and/or side pockets imposed by the manager of the Portfolio Fund, which prevent the Fund from being able to redeem its entire position at the next available redemption date.

(6)	All or a portion of each of these securities have been segregated as collateral for securities sold short and the Fund’s line of credit. The aggregate market value of those securities was $1,352,152.

(7)	Non-income producing security.

(8)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $(58,511), representing -0.30% of net assets.

(9)	Includes cash held as collateral for securities sold short.

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	10

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Statement of Operations

For the Year Ended March 31, 2020 (in U.S. Dollars)

Investment income
Dividends (net of taxes withheld of $503)	$82,261
Total Investment Income	82,261

Expenses
Management fees	270,649
Administration fee	260,260
Transfer agent fees	108,671
Audit fees	81,000
Legal fees	68,101
Trustees’ fees	55,000
Credit line fee	39,773
Interest expense on loan payable	36,818
Consultancy fees	30,000
Dividend expense	27,697
Custodian fees	24,780
Interest expense on Securities Sold Short	10,080
Distribution and service fees - Class A	1,983
Other expenses	138,979
Total expenses before management fee reduction	1,153,791

Management fee reduction	(58,308)
Net Expenses	1,095,483

Net Investment Loss	(1,013,222)

Realized and unrealized loss from investments in Portfolio Funds, Securities, Securities sold short, and foreign currency
Net realized gain from investments in Portfolio Funds	6,824,329
Net realized loss from investments in Securities	(36,341)
Net realized gain on Securities sold short	304,216
Net realized loss on purchased options	(117,700)
Net realized loss on foreign currency transactions	(33,445)
Net change in unrealized appreciation/depreciation on investments in Portfolio Funds	(8,400,741)
Net change in unrealized appreciation/depreciation on investments in Securities	(394,943)
Net change in unrealized appreciation/depreciation on Securities sold short	(449,096)
Net change in unrealized appreciation/depreciation on foreign currency translations	10,904
Net realized and unrealized loss from investments in Portfolio Funds, Securities, Securities sold short, purchased options and foreign currency	(2,292,817)

Net Decrease in Net Assets Resulting from Operations	$(3,306,039)

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	11

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Statement of Changes in Net Assets

(in U.S. Dollars)

For the Year Ended March 31, 2020

NET (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,013,222)
Net realized gain from investments in Portfolio Funds	6,824,329
Net realized loss on investments in Securities	(36,341)
Net realized gain on Securities sold short	304,216
Net realized loss on purchased options	(117,700)
Net realized loss on foreign currency transactions	(33,445)
Net change in unrealized appreciation/depreciation on investments in Portfolio Funds	(8,400,741)
Net change in unrealized appreciation/depreciation on investments in Securities	(394,943)
Net change in unrealized appreciation/depreciation on Securities sold short	(449,096)
Net change in unrealized appreciation/depreciation on foreign currency translations	10,904
Net decrease in net assets resulting from operations	(3,306,039)

DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(1,407,022)
Class A	(11,728)
Net decrease in net assets from distributions to shareholders	(1,418,750)

CAPITAL SHARE TRANSACTIONS:
Subscriptions - Class A	175,860
Subscriptions - Class I	2,052,690
Redemptions - Class I	(9,975,515)
Distributions reinvested - Class A (representing 10.16 shares)	9,286
Distributions reinvested - Class I (representing 1,410.77 shares)	1,406,553
Net decrease in net assets from capital share transactions	(6,331,126)

Net Decrease in Net Assets	(11,055,915)

NET ASSETS:
Beginning of period	30,843,455
End of year	$19,787,540

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	12

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Statement of Changes in Net Assets (continued)
(in U.S. Dollars)

For the Year Ended March 31, 2019

NET INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(995,125)
Net realized gain from investments in Portfolio Funds	3,637,171
Net realized loss on investments in Securities	(778,806)
Net realized gain on Securities sold short	659,594
Net realized loss on foreign currency transactions	(60,450)
Net change in unrealized appreciation/depreciation on investments in Portfolio Funds	2,279,028
Net change in unrealized appreciation/depreciation on investments in Securities	781,593
Net change in unrealized appreciation/depreciation on Securities sold short	(422,362)
Net change in unrealized appreciation/depreciation on foreign currency translations	(82,467)
Net increase in net assets resulting from operations	5,018,176

DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(4,515,448)
Class A	(27,053)
Net decrease in net assets from distributions to shareholders	(4,542,501)

CAPITAL SHARE TRANSACTIONS:
Subscriptions - Class I	895,200
Redemptions - Class I	(23,738,120)
Distributions reinvested - Class A (representing 10.63 shares)	9,207
Distributions reinvested - Class I (representing 4,819.00 shares)	4,513,804
Net decrease in net assets from capital share transactions	(18,319,909)

Net Decrease in Net Assets	(17,844,234)

NET ASSETS:
Beginning of period	48,687,689
End of year	$30,843,455

Accumulated net investment loss	$(7,391,973)

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	13

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Statement of Cash Flows

For the Year Ended March 31, 2020 (in U.S. Dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(3,306,039)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of Portfolio Funds	(2,265,040)
Purchase of investments in Securities	(6,800,534)
Repurchase of Securities sold short	(4,429,916)
Proceeds from disposition of Portfolio Funds	14,357,129
Proceeds from disposition of investments in Securities	7,993,257
Proceeds from Securities sold short transactions	1,425,961
Net realized gain from investments in Portfolio Funds	(6,824,329)
Net realized loss from investments in Securities	154,041
Net realized gain on Securities sold short	(304,216)
Net change in unrealized appreciation/depreciation on investments in Portfolio Funds	8,400,741
Net change in unrealized appreciation/depreciation on investments in Securities	394,943
Net change in unrealized appreciation/depreciation on Securities sold short	449,096
(Increase)/Decrease in assets:
Due from Portfolio Funds	849,159
Receivable for securities sold:	1,500,517
Interest receivable	(2,347)
Other receivables	29,604
Increase/(Decrease) in liabilities:
Accrued interest payable	1,104
Management fees payable	37,590
Audit and legal fees payable	98,412
Accrued expenses and other liabilities	(94,063)
Net cash provided by operating activities	11,665,070

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	14

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Statement of Cash Flows (continued)
For the Year Ended March 31, 2020 (in U.S. Dollars)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from advances on line of credit	$3,153,107
Repayment of advances on line of credit	(4,204,334)
Subscriptions	2,228,550
Redemptions (net of change in redemptions payable of $1,017,389)	(8,958,126)
Distributions	(2,911)
Net cash used in financing activities	(7,783,714)

Net increase in cash and cash equivalents and foreign currency	3,881,356

Cash and cash equivalents and foreign currency
Beginning of year	$1,968,748
End of year	$5,850,104

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$45,794
Distributions reinvested	$1,415,839
Net change in unrealized appreciation/depreciation on foreign currency translations	$10,904

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	15

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements

March 31, 2020

1.	Organization and Nature of Business

Morgan Creek Global Equity Long/Short Institutional Fund (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on August 16, 2010. The Fund commenced operations on October 3, 2011 (“Commencement of Operations”) and operates pursuant to the Agreement and Declaration of Trust (the “Trust Instrument”). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. While non-diversified for 1940 Act purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as such requirements are described in more detail below.

The Fund is structured as a regulated investment company and its investment objective is to generate greater long-term returns when compared to traditional equity market benchmarks, while exhibiting a lower level of volatility and a modest degree of correlation to these markets. The Fund seeks to achieve this objective primarily by investing in private funds and other pooled investment vehicles (collectively, the “Portfolio Funds”), and exchange traded funds, common stocks, purchased options, and preferred stock, (collectively, the “Securities”) that are not expected to be highly correlated to each other or with traditional equity markets over a long-term time horizon. The Fund normally invests 80% of its assets in Portfolio Funds that will primarily engage in long/short equity strategies and equity securities that augment these strategies. Under normal circumstances, 80% or more of the investment portfolios of the Portfolio Funds on an aggregate basis will consist of equity securities and 40% or more of the investments portfolios of the Portfolio Funds on an aggregate basis will be non-U.S. securities. The Portfolio Funds are managed by third-party investment managers (the “Managers”) selected by the investment adviser, with the intention of adding additional Portfolio Funds as the need to diversify among additional Portfolio Funds increases.

Morgan Creek Capital Management, LLC (the “Advisor”), a North Carolina limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser. The Advisor is responsible for providing day-to-day investment management services to the Fund, subject to the oversight of the Fund’s Board of Trustees (the “Board” or each separately a “Trustee”).

The Board has overall responsibility for overseeing the Fund’s investment program and its management and operations. Two of the four Trustees are “Independent Trustees” who are not “interested persons” (as defined by the 1940 Act) of the Fund.

Investors in the Fund (“Shareholders”) are governed by the Trust Instrument and bound by its terms and conditions. The security purchased by a Shareholder is a beneficial interest (a “Share”) in the Fund. All Shares shall be fully paid and are non-assessable. Shareholders shall have no preemptive or other rights to subscribe for any additional Shares. The Fund offers and sells two separate classes of Shares designated as Class A (“Class A Shares”) and Class I (“Class I Shares”). Class A Shares and Class I Shares are subject to different fees and expenses. Class A Shares are offered to investors subject to an initial sales charge. Class I Shares are not subject to an initial sales charge and have lower ongoing expenses than Class A Shares. All shares issued prior to April 1, 2016 have been designated as Class I Shares in terms of rights accorded and expenses borne.

Investments in the Fund generally may be made only by U.S. persons who are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended and “qualified clients” within the meaning of Rule 205-3 promulgated under the Advisers Act. The Fund may decline to accept any investment in its discretion. The Board (or its designated agent) may admit Shareholders to the Fund from time to time upon the execution by a prospective investor of the appropriate documentation. Shares will be issued at the current net asset value (“NAV”) per Share of the class plus an initial sales charge for Class A Shares.

morgan creek capital management, llc | annual report to SHAREHOLDERS	16

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2020

The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders pursuant to written tenders by Shareholders. The Advisor anticipates that it will recommend to the Board to cause the Fund to conduct repurchase offers on a quarterly basis in order to permit the Fund to conduct repurchase offers for Shares. However, there are no assurances that the Board will, in fact, decide to undertake any repurchase offer. The Fund will make repurchase offers, if any, to all Shareholders, on the same terms, which may affect the size of the Fund’s repurchase offers. A Shareholder may determine, however, not to participate in a particular repurchase offer or may determine to participate to a limited degree, which will affect the liquidity of the investment of any investor in the Fund. In the event of a tender for redemption, the Fund, subject to the terms of the Trust Instrument and the Fund’s ability to liquidate sufficient Fund investments in an orderly fashion determined by the Board to be fair and reasonable to the Fund and all of the Shareholders, shall pay to such redeeming Shareholder within 90 days the proceeds of such redemption, provided that such proceeds may be paid in cash, by means of in-kind distribution of Fund investments, or as a combination of cash and in-kind distribution of Fund investments. Shares will be redeemed at the current NAV per Share of the class.

2.	Summary of Significant Accounting Policies

Basis for Accounting

The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) and in accordance with Accounting Standards Codification (“ASC”) as set forth by the Financial Accounting Standards Board (“FASB”). The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Management has determined that the Fund is an investment company in accordance with FASB ASC 946 “Investment Companies” for the purpose of financial reporting.

In August 2018, the FASB issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) - Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which simplifies the disclosure requirements on fair value measurement. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The amendment within ASU 2018-13 eliminates, among other things, the requirement to disclose the reconciliation of the movement in fair value of Level 3 investments and the changes in unrealized gains and losses for the period included in earnings for recurring Level 3 fair value measurements held at the end of the reporting period. The Fund early adopted, and applied, ASU 2018-13 for the year ended March 31, 2020. The Fund’s adoption of the ASU 2018-13 did not have a material impact.

Investment in the Fund

The Fund is offered on a continuous basis through Morgan Creek Capital Distributors, LLC (the “Distributor”), an affiliate of the Advisor. The initial closing date for the public offering of Class I Shares was October 3, 2011. Class I Shares were offered at an initial offering price of $1,000 per Share, and have been offered in a continuous monthly offering thereafter at the Class I Shares’ then current NAV per Share. The initial closing date for the public offering of Class A Shares was April 1, 2017. Class A Shares were offered at an initial offering price of $1,000 per Share, and have been offered in a continuous monthly offering

morgan creek capital management, llc | annual report to SHAREHOLDERS	17

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2020

thereafter at the Class A Shares’ then current NAV per Share. The Distributor may enter into selected dealer arrangements with various brokers, dealers, banks and other financial intermediaries (“Selling Agents”), which have agreed to participate in the distribution of the Fund’s Shares.

Valuation of Portfolio Funds and Securities

The Fund carries its investments in Portfolio Funds at fair value in accordance with FASB ASC 820 “Fair Value Measurements and Disclosures” (“ASC 820”) which clarifies the definition of fair value for financial reporting, establishes a hierarchal disclosure framework for measuring fair value and requires additional disclosures about the use of fair value measure.

The NAV of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles described below, or as may be determined from time to time pursuant to policies established by the Advisor. The Fund’s NAV is calculated by the Fund’s administrator.

The Board has ultimate responsibility for valuation but has delegated the process of valuing securities for which market quotations are not readily available to the Valuation Committee (the “Committee”). The Committee is responsible for monitoring the Fund’s valuation policies and procedures (which have been adopted by the Board and are subject to Board oversight), making recommendations to the Board on valuation-related matters and ensuring the implementation of the valuation procedures used by the Fund to value securities, including the fair value of the Fund’s investments in Portfolio Funds. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures that are deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Investments in Portfolio Funds held by the Fund are valued as follows:

The Fund measures the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV in accordance with ASC 820. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment, that may impact the fair value of the investment, are considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the Fund’s measurement date as the fair value of the investments. Investments in Portfolio Funds are subject to the terms of the Portfolio Funds’ offering and governing documents. Valuations of the Portfolio Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Portfolio Funds as required by the Portfolio Funds’ operating documents.

The Advisor’s rationale for the above approach derives from the reliance it places on its initial and ongoing due diligence, which understands the respective controls and processes around determining the NAV with the Managers of the Portfolio Funds. The Advisor has designed an ongoing due diligence process with respect to the Portfolio Funds and their Managers, which assists the Advisor in assessing the quality of information provided by, or on behalf of, each Portfolio Fund and in determining whether such information continues to be reliable or whether further investigation is necessary.

Where no value is readily available from a Portfolio Fund or Securities or where a value supplied by a Portfolio Fund or pricing service for a security is deemed by the Advisor not to be indicative of its fair value, the Advisor will determine, in good faith, the fair value of the Portfolio Fund or Securities subject to the approval of the Board and pursuant to procedures

morgan creek capital management, llc | annual report to SHAREHOLDERS	18

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2020

adopted by the Board and subject to the Board’s oversight. The Advisor values the Fund’s assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the fair values of the Fund’s Portfolio Funds may differ significantly from the values that would have been used had a ready market for the Portfolio Funds held by the Fund been available.

Investments in Publicly Traded Securities held by the Fund are valued as follows:

The Fund values investments in publicly traded securities, including exchange traded funds, common stocks, securities sold short, and purchased options, that are listed on a national securities exchange at their closing price on the last business day of the period.

Securities Sold Short

Securities sold short represent obligations of the Fund to deliver the specified security at the future price and, thereby, create a liability to repurchase the security in the market at prevailing prices. Accordingly, these transactions result in off-balance-sheet risk since the Fund’s satisfaction of the obligations may exceed the amount recognized in the Statement of Assets and Liabilities. Dividends declared on Securities sold short held on the ex-dividend date are recorded as dividend expense. Interest the Fund is required to pay in connection with Securities sold short is recorded on an accrual basis as interest expense.

Cash and Cash Equivalents

Cash and cash equivalents include cash and time deposits with an original maturity of 90 days or less, and are carried at cost, which approximates fair value. The Fund considers all highly liquid short-term investments, with maturities of ninety days or less when purchased, as cash equivalents. Cash equivalents are classified as Level I assets and are valued using the Net Asset Value per share of the money market fund. As of March 31, 2020, the Fund held $3,748,971 of cash equivalents in Federated Government Obligations Fund.

Foreign Currency Transactions

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange on the Statement of Assets and Liabilities date. Transactions during the year are translated at the rate of exchange prevailing on the date of the transaction. Currency translation gains and losses related to investments and derivative instruments are reflected in net realized and unrealized gain (loss) captions in the Statement of Operations. Realized and unrealized gains and losses related to non-U.S. currency balances, excluding transactions described above, are included in net change in unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

Income and Operating Expenses

The Fund bears its own expenses including, but not limited to, legal, accounting (including third-party accounting services), auditing and other professional expenses, offering costs, administration expenses and custody expenses. Interest income and interest expense are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date and net of foreign withholding taxes. Operating expenses are recorded as incurred.

morgan creek capital management, llc | annual report to SHAREHOLDERS	19

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2020

Recognition of Gains and Losses

Change in unrealized appreciation/depreciation from each Portfolio Fund and Security is included in the Statement of Operations as net change in unrealized appreciation/depreciation on investments.

Investment transactions in Portfolio Funds, Securities, and Securities sold short are recorded on a trade date basis. Any proceeds received from Portfolio Fund redemptions and Security sales that are in excess of the Portfolio Fund’s or Security’s cost basis are classified as net realized gain from investments on the Statement of Operations. Any proceeds received from Portfolio Fund redemptions and Security sales that are less than the Portfolio Fund’s or Security’s cost basis are classified as net realized loss from investments on the Statement of Operations. Realized gains and losses from investments in Portfolio Funds and Securities are calculated based on the specific identification method.

Class Allocations and Expenses

Investment income, unrealized and realized gains and losses, common expenses of the Fund, and certain Fund-level expense reductions, if any, are allocated monthly on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Taxation

The Fund intends to continue to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies (“RICs”) and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on a Portfolio Fund’s or Security’s income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of March 31, 2020. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund’s major tax jurisdictions are the United States, the State of Delaware and the State of North Carolina. As of March 31, 2020, the tax years 2016 to 2019 remain subject to examination.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended March 31, 2020, the Fund deferred to April 1, 2020 for U.S. federal income tax purposes the following losses:

Post-October capital losses	$(153,602)

Capital loss carryovers used during the year ended March 31, 2020, were $1,839,557.

morgan creek capital management, llc | annual report to SHAREHOLDERS	20

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2020

As of March 31, 2020, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows

Cost of investments for tax purposes	$17,795,481
Gross tax unrealized appreciation	$434,155
Gross tax unrealized depreciation	$(1,588,033)
Net depreciation of foreign currency and derivatives	$(11,407)
Net tax unrealized depreciation on investments	$(1,165,285)

Distribution of Income and Gains

The Fund declares and pays dividends annually from its net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

The Fund generally invests its assets in Portfolio Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). As such, the Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders.

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends and capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and capital gain distributions in cash.

The tax character of distributions paid during the year ended March 31, 2020 was as follows:

Distributions paid from:
Ordinary income	$1,418,750
Long-term gain	$—

There were dividends paid and reinvested during the year ended March 31, 2020.

Permanent differences primarily due to Non-Deductible expenses from Partnership Investments resulted in the following reclassifications among the Fund’s components of net assets as of March 31, 2020:

Accumulated net investment loss	$—
Accumulated net realized loss from investments	$49
Net capital	$(49)

As of March 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$491,842
Accumulated capital gains/losses	$(4,429,918)
Other cumulative effect of timing differences	$0
Unrealized appreciation (depreciation)	$(1,165,285)

morgan creek capital management, llc | annual report to SHAREHOLDERS	21

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2020

As of March 31, 2020, capital loss carryforwards available for federal income tax purposes were $1,942,427 for short-term and $2,333,889 for long-term. These amounts have no expiration.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions.

3.	Fair Value of Financial Instruments

In accordance with ASC 820, the Fund discloses the fair value of its investments in Portfolio Funds and Securities in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 - Other significant observable inputs; and

Level 3 - Other significant unobservable inputs.

Inputs broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. The Advisor generally uses the NAV per share of the investment (or its equivalent) reported by the Portfolio Fund as the primary input to its valuation; however, adjustments to the reported amount may be made based on various factors.

A Security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Advisor. The Advisor considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by multiple, independent sources that are actively involved in the relevant market.

All of the Fund’s investments in Securities have been classified within level 1 and Securities sold short have been classified within level 1. Transfers in and/or out of levels are recognized at the date of circumstances that caused the transfer.

The Advisor’s belief of the most meaningful presentation of the strategy classification of the Portfolio Funds and Securities is as reflected on the Schedule of Investments.

Hedge funds such as the Portfolio Funds are generally funds whose shares are issued pursuant to an exemption from registration under the 1940 Act or are issued offshore. The frequency of such subscription or redemption options offered to investors is dictated by such hedge fund’s governing documents. The amount of liquidity provided to investors in a particular Portfolio Fund is generally consistent with the liquidity and risk associated with the Portfolio Funds (i.e., the more liquid the investments in the portfolio, the greater the liquidity provided to the investors).

Liquidity of individual hedge funds varies based on various factors and may include “gates,” “holdbacks” and “side pockets” (defined in the Fund’s prospectus) imposed by the manager of the hedge fund, as well as redemption fees which may also apply. These items have been identified as illiquid (“0-5 years”) on the Schedule of Investments.

morgan creek capital management, llc | annual report to SHAREHOLDERS	22

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2020

Assumptions used by the Advisor due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

The following is a summary of the inputs used as of March 31, 2020 in valuing the Fund’s investments in Securities and Securities sold short carried at fair value:

	Asset at Fair Values as of March 31, 2020
	Level 1	Level 2	Level 3	Total
Investment Securities
Common Stock
Global Opportunistic	$1,465,299	$44,200	$—	$1,509,499
Total Investments	$1,465,299	$44,200	$—	$1,509,499

	Liabilities at Fair Values as of March 31, 2020
	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stock
Global Opportunistic	$(1,198,375)	$—	$—	$(1,198,375)
Total Securities Sold Short	$(1,198,375)	$—	$—	$(1,198,375)

Total Investments in Portfolio Funds Measured at NAV				$15,269,254

There were no changes in valuation technique and no transfers between the levels of the fair value hierarchy during the reporting period.

4.	Investments in Portfolio Funds and Securities

The Fund has the ability to liquidate its investments in Portfolio Funds periodically, ranging from monthly to every five years, depending on the provisions of the respective Portfolio Funds’ operating agreements. As of March 31, 2020, the Fund was invested in seventeen Portfolio Funds. All Portfolio Funds in which the Fund invested are individually identified on the Schedule of Investments. These Portfolio Funds may invest in U.S. and non-U.S. equities and equity-related instruments, fixed income securities, currencies, futures, forward contracts, swaps, commodities, other derivatives and other financial instruments.

The Managers of substantially all Portfolio Funds receive an annual management fee from 1% to 2% of the respective Portfolio Fund’s NAV. Management of the Portfolio Funds also receive performance allocations from 15% to 20% of the Fund’s net profit from its investments in the respective Portfolio Funds, subject to any applicable loss carryforward provisions, as defined by the respective Portfolio Funds’ operating agreements.

For the year ended March 31, 2020, aggregate purchases and proceeds from sales of investments in Portfolio Funds and Securities were $9,065,574 and $22,349,975, respectively.

morgan creek capital management, llc | annual report to SHAREHOLDERS	23

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2020

For the year ended March 31, 2020, aggregate repurchases of and proceeds from Securities sold short were $4,429,916 and $1,425,961, respectively.

The industry composition of Investments in securities at fair value and Securities sold short at March 31, 2020, is as follows:

Industry Composition (March 31, 2020)
Investments in Securities
Entertainment	1.09%
Internet & Direct Marketing Retail	0.71%
Software	0.71%
Oil, Gas & Consumable Fuels	0.70%
Biotechnology	0.60%
Interactive Media & Services	0.57%
Road & Rail	0.54%
Tobacco	0.44%
Pharmaceuticals	0.29%
Diversified Financial Services	0.28%
Capital Markets	0.24%
Wireless Telecommunication Services	0.24%
Personal Products	0.23%
Insurance	0.22%
Banks	0.22%
Health Care Equipment & Supplies	0.21%
IT Services	0.20%
Aerospace & Defense	0.14%
Total investments in Securities	7.63%
Securities Sold Short
Leisure Products	-0.30%
Electrical Equipment	-0.30%
Specialty Retail	-0.33%
IT Services	-0.39%
Media	-0.42%
Real Estate Management & Development	-0.42%
Food Products	-0.48%
Automobiles	-3.42%
Total Securities Sold Short	-6.06%

Percentages are based upon common stocks and preferred stocks as a percentage of net assets.

morgan creek capital management, llc | annual report to SHAREHOLDERS	24

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2020

5.	Offering of Shares

The Fund’s Share activities for the year ended March 31, 2020 were as follows:

	Balance as of April 1, 2019	Subscriptions	Redemptions	Distributions Reinvested	Balance as of March 31, 2020
Class I	27,272.75	1,928.04	(9,991.04)	1,410.77	20,620.52
Class A	153.13	181.27	—	10.15	344.55

The Fund’s Share activities for the year ended March 31, 2019 were as follows:

	Balance as of April 1, 2018	Subscriptions	Redemptions	Distributions Reinvested	Balance as of March 31, 2019
Class I	41,221.49	746.07	(19,513.81)	4,819.00	27,272.75
Class A	142.50	—	—	10.63	153.13

6.	Management Fee, Related Party Transactions and Other

The Fund bears all of the expenses of its own operations, including, but not limited to, the investment management fee for the Fund payable to the Advisor, and administration fees, custody fees, and transfer agent fees.

In consideration for its advisory and other services, the Advisor shall receive a quarterly management fee, payable quarterly in arrears based on the NAV of the Fund as of the last business day of such quarter, prior to any quarter-end redemptions, in an amount equal to an annual rate of 1.00% of the Fund’s NAV. The Advisor has voluntarily reduced the management fee to 0.25% of the Fund’s NAV effective October 1, 2016. Effective July 1, 2019, the Board approved eliminating the voluntary reduction of the management fee. The management fee is in addition to the asset-based fees and incentive fees or allocations charged by the Portfolio Funds and indirectly borne by Shareholders in the Fund. For the year ended March 31, 2020, the Fund incurred management fees of $270,649, of which $58,308 was reduced by the Advisor and $55,779 was payable to the Advisor as of March 31, 2020.

The Fund had entered into an expense limitation agreement in which the Advisor had agreed to pay certain operating expenses of the Fund in order to maintain certain expenses at or below 1.35% for Class I Shares and 2.20% for Class A Shares (the “Expense Caps”), of the average net assets of each class until March 31, 2018. Expenses covered by the Expense Caps included all of the Fund’s expenses other than (i) acquired fund fees and expenses, (ii) any taxes paid by the Fund, (iii) expenses incurred directly or indirectly by the Fund as a result of expenses incurred by a Portfolio Fund, (iv) dividends on short sales, if any, and (v) any extraordinary expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, litigation expenses). Expenses borne by the Advisor are subject to reimbursement by the Fund up to three years from the date the Advisor paid the expense, but no reimbursement will be made by the Fund at any time if it would result in its covered expenses exceeding the expense cap. Effective April 1, 2018, the Board approved eliminating the Expense Caps for the Class I Shares and Class A Shares.

State Street Bank and Trust Company (“State Street”) provided accounting and administrative services to the Fund under an administrative services agreement (the “Administration Agreement”).

morgan creek capital management, llc | annual report to SHAREHOLDERS	25

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2020

State Street also served as the Fund’s Custodian and Transfer Agent. State Street was entitled to custody fees as reasonable compensation for its services and expenses as agreed upon from time to time between the Fund on behalf of each applicable Portfolio Fund and State Street. Transfer agent fees were payable monthly based on an annual per Shareholder account charge plus out-of-pocket expenses incurred by State Street on the Fund’s behalf.

On November 11, 2019, the fund administration services, custody services and transfer agent services were moved from State Street to ALPS Fund Services, Inc. (“ALPS”), UMB Bank (“UMB”), and DST Asset Manager Solutions, Inc. (“DST”), respectively. Fees to ALPS, UMB and DST are payable monthly.

Distribution Plan

The Fund has adopted a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, with respect to its Class A Shares.

Under the Plan, the Fund may pay an aggregate amount on an annual basis not to exceed 0.85% of the value of the Fund’s average net assets attributable to its Class A Shares for services provided under the Plan. For the year ended March 31, 2020, the Fund incurred Class A distribution and service fees of $1,983 of which $654 was payable as of March 31, 2020.

7.	Credit Agreement

The Fund has entered into a credit agreement with Credit Suisse International that bears interest at the 3M LIBOR plus 1.70% for Tranche L and 1.05% for Tranche U. The average interest rate for the year ended March 31, 2020 was 2.05%. The maximum aggregate principal amount of credit that may be extended to the Fund at any time is $6,000,000 (the “Credit Limit”). The Fund also pays a fee equal to 0.65% of the Credit Limit less any outstanding principal amounts (the “Credit Line Fee”). The credit agreement is set to expire on August 28, 2020. The terms of the credit facility include limits on other indebtedness aggregate volatility, minimum net equity and other standard covenants. This credit agreement is not used as leverage, rather to provide bridge financing and meet liquidity needs that may arise. During the year ended March 31, 2020, the Credit Line Fee was $39,773. The average borrowings outstanding for the year ended March 31, 2020 were $1,012,460. As of March 31, 2020, the Fund had an outstanding loan balance of $13,127, which includes fees and interest accrued on the Fund’s line of credit. The credit facility is collateralized by all Portfolio Fund investments of the Fund. As of March 31, 2020, the Fund was in compliance with the covenants of the credit facility.

8.	Risks and Contingencies

The Fund’s investments in Portfolio Funds may be subject to various risk factors including market, credit, currency and geographic risk. The Fund’s investments in Portfolio Funds may be made internationally and thus may have concentrations in such regions. The Fund’s investments in Portfolio Funds are also subject to the risk associated with investing in Portfolio Funds. The Portfolio Funds are generally illiquid, and thus there can be no assurance that the Fund will be able to realize the value of such investments in Portfolio Funds in a timely manner. Since many of the Portfolio Funds may involve a high degree of risk, poor performance by one or more of the Portfolio Funds could severely affect the total returns of the Fund.

Although the Fund’s investments in Portfolio Funds are denominated in U.S. dollars, the Fund may invest in securities and hold cash balances at its brokers that are denominated in currencies other than its reporting currency. Consequently, the Fund is exposed to risks that the exchange rate of the U.S. dollars relative to other currencies may change in a manner that has

morgan creek capital management, llc | annual report to SHAREHOLDERS	26

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2020

an adverse effect on the reported value of that portion of the Fund’s assets which are denominated in currencies other than the U.S. dollars. The Fund may utilize options, futures and forward currency contracts to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.

From time to time, the Fund may have a concentration of Shareholders holding a significant percentage of its net assets. Investment activities of these Shareholders could have a material impact on the Fund. As of March 31, 2020, two Shareholders maintain a significant holding in the Fund which collectively represents 38.69% of the Fund’s NAV.

In order to obtain more investable cash, the Portfolio Funds may utilize a substantial degree of leverage. Leverage increases returns to investors if the Managers earn a greater return on leveraged investments than the Managers’ cost of such leverage. However, the use of leverage, such as margin borrowing, exposes the Fund to additional levels of risk including (i) greater losses from investments in Portfolio Funds than would otherwise have been the case had the Managers not borrowed to make the investments in Portfolio Funds, (ii) margin calls or changes in margin requirements may force premature liquidations of investment positions and (iii) losses on investments in Portfolio Funds where the Portfolio Funds fails to earn a return that equals or exceeds the Managers’ cost of leverage related to such Portfolio Funds.

In the normal course of business, the Portfolio Funds in which the Fund invests may pursue certain investment strategies, trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, leverage, short selling, global tactical asset allocation strategies, event-drive strategies and other related risks. The Fund’s risk of loss in each Portfolio Fund is limited to the value of the Fund’s interest in each Portfolio Fund as reported by the Fund.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

The Board and the Advisor acknowledges the current outbreak of COVID-19 which is causing economic disruption in most countries and its potentially adverse economic impact on the instruments in which the Fund invests. This is an additional risk factor which could impact the operations and valuation of the Fund’s assets in the future.

The Board and the Advisor are actively monitoring developments closely. Given the nature of the outbreak and the on-going developments, there is a high degree of uncertainty and it is not possible at this time to predict the extent and nature of the overall future impact on the Fund.

9.	Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

morgan creek capital management, llc | annual report to SHAREHOLDERS	27

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2020

10.	Financial Highlights

The following summary represents per Share data, ratios to average net assets(a) and other financial highlights information for Class I Shareholders:

Class I
Per Share operating performance:	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value - beginning of period	$1,125.10	$1,177.30	$1,056.13	$1,018.28	$1,230.74

Income/(Loss) from investment operations:
Net investment loss(b)	(39.42)	(32.41)	(16.96)	(15.81)	(17.23)
Net realized and unrealized gain/(loss) on investments	(84.94)	175.36	138.13	53.66	(152.80)
Total income/(loss) from investment operations	(124.36)	142.95	121.17	37.85	(170.03)

Less distributions:
Distributions in excess of investment income	(55.58)	(195.15)	—	—	(42.43)

Net asset value - end of period	$945.16	$1,125.10	$1,177.30	$1,056.13	$1,018.28

Total Return(c)	(11.31%)	15.50%	11.47%	3.72%	(14.22%)

Ratios/Supplemental Data:
Ratio of total expenses to average net asset(d)(e)	4.25%	3.78%	2.38%	2.02%	1.86%

Ratio of total expenses after expense reimbursement and management fee reduction(e)(f)	4.04%	3.01%	1.70%	1.57%	1.53%

Ratio of total expenses subject to expense reimbursement(e)(f)	N/A	N/A	1.35%	1.35%	1.35%

Ratio of net investment loss to average net assets(g)	(3.73%)	(2.82%)	(1.54%)	(1.53%)	(1.48%)

Portfolio turnover rate(h)	37%	18%	21%	26%	54%

Net assets, end of period (in thousands)	$19,490	$30,684	$48,530	$86,065	$116,941

(a)	Average net assets is calculated using the average net asset value of the class at the end of each month throughout the year.

(b)	Calculated based on the average Shares outstanding methodology.

(c)

Total return assumes a subscription of a Share in the class at the beginning of the period indicated and a repurchase of a Share on the last day of the period, and assumes reinvestment of all distributions during the period when owning Shares of the class. Total return is not annualized for periods less than twelve months.

(d)	Represents a percentage of expenses reimbursed per the prospectus.

(e)	Ratio does not reflect the Fund’s proportionate share of Portfolio Funds’ expenses.

(f)	Effective April 1, 2018, the Board approved eliminating the Expense Cap for the Class I Shares.

(g)	Ratio does not reflect the Fund’s proportionate share of Portfolio Funds’ income and expenses.

(h)	The portfolio turnover rate reflects the investment activities of the Fund. Portfolio turnover rate is not annualized for periods less than twelve months.

The above ratios and total return have been calculated for the Class I Shareholders taken as a whole. An individual Class I Shareholder’s ratios and total return may vary from these due to the timing of capital share transactions.

morgan creek capital management, llc | annual report to SHAREHOLDERS	28

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2020

The following summary represents per Share data, ratios to average net assets(a) and other financial highlights information for Class A Shareholders:

Class A
Per Share operating performance:	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Period Ended March 31, 2018
Net asset value - beginning of period	$1,038.06	$1,105.35	$1,000.00

Income/(Loss) from investment operations:
Net investment loss(b)	(46.27)	(39.55)	(24.66)
Net realized and unrealized gain/(loss) on investments	(76.09)	162.11	130.01
Total income/(loss) from investment operations	(122.36)	122.56	105.35

Less distributions:
Distributions in excess of investment income	(51.37)	(189.85)	—

Net asset value - end of period	$864.33	$1,038.06	$1,105.35

Total Return(c)	(12.06%)	14.65%	10.54%

Ratios/Supplemental Data:
Ratio of expenses to average net assets(d)(e)	5.32%	4.65%	3.08%

Ratio of expenses to average net assets including fee waivers and reimbursements(d)(e)(f)	5.19%	3.90%	2.37%

Ratio of total expenses subject to expense reimbursement(d)(e)(f)	N/A	N/A	2.20%

Ratio of net investment loss to average net assets(d)(g)	(4.90%)	(3.73%)	(2.22%)

Portfolio turnover rate(h)	37%	18%	21%

Net assets, end of period (in thousands)	$298	$159	$158

(a)	Average net assets is calculated using the average net asset value of the class at the end of each month throughout the year.

(b)	Calculated based on the average Shares outstanding methodology.

(c)

Total return assumes a subscription of a Share in the class at the beginning of the period indicated and a repurchase of a Share on the last day of the period, and assumes reinvestment of all distributions during the period when owning Shares of the class. Total return is not annualized for periods less than twelve months.

(d)	Ratio is annualized for periods less than twelve months.

(e)	Ratio does not reflect the Fund’s proportionate share of Portfolio Funds’ expenses.

(f)	Effective April 1, 2018, the Board approved eliminating the Expense Cap for the Class A Shares.

(g)	Ratio does not reflect the Fund’s proportionate share of Portfolio Funds’ income and expenses.

(h)	The portfolio turnover rate reflects the investment activities of the Fund. Portfolio turnover rate is not annualized for periods less than twelve months.

The above ratios and total return have been calculated for the Class A Shareholders taken as a whole. An individual Class A Shareholder’s ratios and total return may vary from these due to the timing of capital share transactions.

morgan creek capital management, llc | annual report to SHAREHOLDERS	29

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2020

11.	Subsequent Events

Subsequent events after March 31, 2020 have been evaluated through the date the financial statements were issued.

The Fund intends to renew the Line of Credit Agreement with Credit Suisse due to expire on August 28, 2020.

morgan creek capital management, llc | annual report to SHAREHOLDERS	30

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Board of Trustees (Unaudited)

Name(1) and Year of Birth	Position(s) held With Registrant	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications(3)	Number of Morgan Creek- Advised Funds Overseen by Trustee	Other Public Company Directorships Held by Trustee In the Past Five Years
Independent Trustees
Michael S. McDonald 1966	Trustee	Since 2010	Vice President of McDonald Automotive Group (automobile franchises) since 1989.	1	None
Sean S. Moghavem 1964	Trustee	Since 2010	President of Archway Holdings Corp. since prior to 2010 to present; President of URI Health and Beauty LLC since prior to 2010 to present; President of Archway Holdings-Wilmed LLC from April 2008 to present.	1	None
Interested Trustees(4)
Mark W. Yusko 1963	Trustee, Chairman and President	Since 2010	Mr. Yusko has been Chief Investment Officer and Chief Executive Officer of Morgan Creek Capital Management, LLC since July 2004. Previously, Mr. Yusko served as President and Chief Executive Officer for UNC Management Co., LLC from January 1998 through July 2004, where he was responsible for all areas of investment management for the UNC Endowment and Affiliated Foundation Funds.	1	None
Josh Tilley 1977	Trustee, Principal	Since 2015	Mr. Tilley has been Principal of Investments at Morgan Creek Capital Management, LLC since July 2004. Previously, Mr. Tilley served as an associate for UNC Management Company, LLC from 2003-2004 where he was responsible for manager research and due diligence and overall portfolio strategy and tactical asset allocation decisions.	1	None

(1)	The address for the Fund’s Trustees is c/o Morgan Creek Capital Management, LLC, 301 West Barbee Chapel Road, Chapel Hill, NC 27517.

(2)	Trustees serve until their resignation, removal or death.

(3)

The information above includes each Trustee’s principal occupation during the last five years. The Fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call the Fund at 1-919-933-4004.

(4)	Mr. Yusko and Mr. Tilley are “interested persons”, as defined in the 1940 Act, of the Fund based on their position with Morgan Creek Capital Management, LLC and its affiliates.

morgan creek capital management, llc | annual report to SHAREHOLDERS	31

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Fund Management (Unaudited)

Name and Year of Birth	Position(s) held With Registrant	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers
Mark B. Vannoy 1976	Treasurer	Since 2010

Mr. Vannoy joined Morgan Creek in January 2006 and serves as Director of Fund Administration. Prior to Morgan Creek, Mr. Vannoy worked at Nortel Networks, Ernst & Young, and KPMG both in the United States and Cayman Islands.

Taylor Thurman 1979	Chief Compliance Officer	Since 2011	Mr. Thurman joined Morgan Creek in February 2006 and serves as a Director.
Taylor Thurman 1979	Secretary	Since 2011	Mr. Thurman joined Morgan Creek in February 2006 and serves as a Director.

morgan creek capital management, llc | annual report to SHAREHOLDERS	32

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Other Information (Unaudited)

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Portfolio Funds and Securities; and (2) how the Fund voted proxies relating to Portfolio Funds and Securities during the most recent period ended September 30 is available without charge, upon request, by calling the Fund at 1-919-933-4004. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Fund also files a complete Schedule of Investments with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Fund at 1-919-933-4004. As a result of the Investment Company Reporting Modernization reform, effective March 1, 2020, the Fund’s Schedule of Investments will be reported to the SEC as an exhibit to Form N-PORT and Form N-Q is rescinded.

Shareholder Tax Information

The Morgan Creek Global Equity Long/Short Institutional Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2019:

Qualified Dividend Income: 0%

Dividend Received Deduction: 0%

In early 2020, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2019 via Form 1099. The Fund will notify shareholders in early 2021 of amounts paid to them by the Fund, if any, during the calendar year 2020.

morgan creek capital management, llc | annual report to SHAREHOLDERS	33

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Approval of Investment Management Agreement (Unaudited)

In considering the approval of the investment management agreement (the “Agreement”) between the Morgan Creek Global Equity Long/Short Institutional Fund (the “Fund”) and Morgan Creek Capital Management, LLC (the “Adviser”) at a Board of Trustees meeting held on December 9, 2019, the Independent Trustees requested and evaluated extensive materials from the Adviser and other sources, including, among other items: (a) an overview of the discretionary investment advisory services provided by the Adviser; (b) the breadth and experience of the investment management and research staff of the Adviser; (c) financial information about the Adviser; (d) marketing and distribution support to be provided by the Adviser to the Fund; (e) the current Form ADV of the Adviser; (f) the profitability, if any, of the Adviser with respect to the Fund; (g) the fees charged to other clients with similar investment objectives relative to fees charged to the Fund by the Adviser; and (h) the resources devoted to compliance with the Fund’s: (i) investment policy, (ii) investment restrictions, (iii) policies on personal securities transactions, (iv) other policies and procedures that form the Adviser’s portions of the Fund’s compliance program, and (v) the Adviser’s responsibilities overseeing the Fund’s service providers.

The Independent Trustees, as well as the full Board, considered all factors it believed relevant with respect to the Adviser, including but not limited to: the nature and quality of services provided; investment performance relative to appropriate peer groups and indices; skills, breadth of experience and capabilities of personnel, including continued employment of key personnel; stability of management; comparative data on fees, expenses and performance; marketing and distribution capabilities; potential economies of scale; commitments to provide high levels of support and service to the Fund; potential benefits to the Adviser from its relationship to the Fund, including revenues to be derived from services provided to the Fund by its affiliates, if any; and potential benefits to the Fund and its shareholders of receiving research services, if any, from broker-dealer firms in connection with allocation of portfolio transactions to such firms.

In determining to approve the Agreement, the Board considered the following factors:

Investment Performance. The Independent Trustees reviewed the performance of the Fund for the 3-month, 6-month, one-year and two-year periods ended September 27, 2019, and since the Fund’s inception. The Independent Trustees also reviewed the Fund’s performance compared to the performance of its primary benchmark index, the MSCI World Index for various time periods.

It was noted that the Fund underperformed its primary benchmark in the twelve months ending September 27, 2019. During the reporting period from October 2018 through September 2019, the Fund returned (1.34%) vs. +1.83% for the MSCI World Index and (1.40%) for the HFRX Equity Hedge Index. Underperformance was largely attributed to poor performance in the third quarter of 2019, as the Fund returned (12.09%) vs. +0.54% for the MSCI World and +1.79% for the HFRX Equity Hedge. The Board also considered the performance of the individual securities that the Fund held directly.

The Board noted the challenges of finding a statistically significant sample size of peer funds with long/short strategies that are similar to the Fund, noting that the managers of such funds differ in terms of style, structure and sector focus. However, the Board reviewed comparative performance data provided by Broadridge Financial Systems, Inc.’s fund analytic service (“Broadridge”) and found that the Fund in terms of net total return performance ranked 30 out of 30, 30 out of 30, 18 out of 30, 5 out of 30, 23 out of 30 and 18 out of 25 of its peer universe for the 3-month, 6-month, one-year, two-year and three-year periods ended September 27, 2019 and since the Fund’s inception, respectively.

In general, the Board recognized that the Fund has a long/short strategy and that registered and private funds with long/short strategies performed poorly during the relevant period when the equity markets were rising. Such funds are designed to protect shareholders in down markets by taking short positions, which perform poorly in rising markets.

morgan creek capital management, llc | annual report to SHAREHOLDERS	34

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Approval of Investment Management Agreement (Unaudited) (continued)

While the Fund acted consistent with its strategy of generating returns with lower volatility, this strategy was not favorable during a significantly rising equity market.

Management Fees and Total Expense Ratios. The Board discussed with the Adviser the level of the advisory fee for the Fund relative to comparable funds as determined by Broadridge. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio and compared it to the data provided by Broadridge of the Fund’s peers. The Board noted that the fees were within range of funds with similar investment objectives and strategies. The Board reviewed the management fee charged to the Fund and compared it to the Broadridge data of the Fund’s peers. It was noted that the advisory fee charged by the Adviser, 100 basis points, was lower than the average and median advisory fees paid by peer funds. The Board reviewed the total expense ratio of the Fund and compared it to the Broadridge data of the Fund’s peers, finding that the Fund’s total expense ratio was significantly higher than the average and median total expenses of the peer funds. The Board recognized that that expenses had increased in the third quarter of 2019 when the Adviser lifted the fee cap applicable to the Fund.

Costs of Services and Potential Profits. In analyzing the cost of services and profitability of the Adviser, the Board considered the revenues earned and expenses incurred by the Adviser. As to profits realized by the Adviser, the Board reviewed information regarding its income and expenses related to the management and operation of the Fund. The Board concluded that the Adviser has adequate resources to fulfill its responsibilities under the Agreement. The Board noted that to date the Adviser has not been profitable with respect to the Fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies were shared with the Funds through breakpoints in their management fees or other means, such as expense caps or fee waivers. The Trustees noted that the assets of the Fund were still too small to meaningfully consider economies of scale and the necessity of breakpoints. Nevertheless, the Board recognized that the Fund benefited and will continue to benefit from expense caps and fee waivers with respect to their respective management fees.

Fall-Out Benefits. The Board concluded that other benefits derived by the Adviser from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and its shareholders, and are consistent with industry practice and the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services. The Independent Trustees reviewed and considered the nature, extent and quality of the services provided by the Adviser and found them to be of high-quality and in the best interests of the Fund. The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Trustees also concluded that the Adviser continues to make a significant entrepreneurial commitment to the management and success of the Fund.

Conclusion. The Independent Trustees concluded that the Adviser is a highly experienced investment manager and its key personnel are highly qualified to continue to serve as investment adviser to the Fund. The Independent Trustees also concluded that the Fund’s expense ratios were relatively high, primarily caused by the Fund’s current asset size. It further noted that the Adviser is not making a profit under the Agreement because of the Fund’s size. The Board also noted that economies of scale were not a significant factor in its thinking at this time as the Fund is relatively small in terms of assets. The Independent Trustees determined that the potential profitability of ancillary services was not material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Trustees and the full Board determined to approve the Agreement.

morgan creek capital management, llc | annual report to SHAREHOLDERS	35

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Privacy Notice

FACTS

WHAT DO MORGAN CREEK GLOBAL EQUITY LONG/SHORT INSTITUTIONAL FUND (THE “FUND”) AND MORGAN CREEK SERIES TRUST (THE “TRUST” AND COLLECTIVELY WITH THE FUND, THE “FUND COMPLEX”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and other information we receive from you on applications or other forms

● Information about your transactions with us and our service providers, or others

● Information we receive from consumer reporting agencies (including credit bureaus)

If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund Complex chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund Complex share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	Yes	No
For our affiliates to market to you	No	No
For non-affiliates to market to you	No	No

Questions?	Call (919) 933-4004 or go to http://www.morgancreekfunds.com/privacy-notice.html

morgan creek capital management, llc | annual report to SHAREHOLDERS	36

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Privacy Notice (continued)

Who we are
Who is providing this notice?	Morgan Creek Global Equity Long/Short Institutional Fund (the “Fund”), Morgan Creek Series Trust (the “Trust” and collectively with the Fund, the “Fund Complex”)
What we do
How does the Fund Complex protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We also restrict access to your personal and account information to those persons who need to know it in order to provide services to you.

How does the Fund Complex collect my personal information?

We collect your personal information, for example, when you:

● open an account

● purchase or sell shares

● exchange shares

We also collect your personal information from others, such as credit bureaus.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies. The following companies may be considered Affiliates of the Fund Complex:

● Morgan Creek Capital Management, LLC

● Morgan Creek Capital Distributors, LLC

● Hatteras Investment Partners, LLC

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies. The following companies provide services to the Fund Complex and we may share your personal information as part of their everyday services to the Fund Complex.

● ALPS Fund Services, Inc.

● DST Systems, Inc.

● Northern Lights Distributors, LLC

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund Complex does not have any joint marketing agreements.

Other important information

In the event that you hold shares of the Fund Complex through a financial intermediary, including, but not limited to, a broker- dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with non-affiliated third parties by that entity.

morgan creek capital management, llc | annual report to SHAREHOLDERS	37

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Morgan Creek Global Equity Long/Short Institutional Fund

301 West Barbee Chapel Road, Suite 200
Chapel Hill, NC 27517

Trustees

Michael S. McDonald

Sean S. Moghavem

Mark W. Yusko

Joshua Tilley

Officers

Mark W. Yusko, President

Mark B. Vannoy, Treasurer

Taylor Thurman, Chief Compliance Officer

Taylor Thurman, Secretary

Advisor

Morgan Creek Capital Management, LLC

301 West Barbee Chapel Road, Suite 200

Chapel Hill, NC 27517

Administrator and Fund Accounting Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80033

Tranfer Agent

DST Systems, Inc.

333 W. 11th Street, 5th Floor

Kansas City, MO 64105

Custodian

UMB Bank, N.A.

1010 Grand Boulevard

Kansas City, MO 64106

Independent Registered Public Accounting Firm

Ernst & Young LLP

100 N. Tryon Street, Suite 3800

Charlotte, NC 28202

Legal Counsel

Thompson Hine LLP

1919 M Street, NW

Suite 700

Washington, D.C. 20036

morgan creek capital management, llc | annual report to SHAREHOLDERS	38

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301 West Barbee Chapel Road

Suite 200

Chapel Hill, NC 27517

Item 2. Code of Ethics.

(a)       Morgan Creek Global Equity Long/Short Institutional Fund (the “Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. A copy of the Registrant’s Code of Ethics is attached as exhibit 13(a)(1) to this Form N-CSR.

(c)       There have been no amendments during the period covered by this report to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(d)       The Registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)    The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant does not have at least one audit committee financial expert serving on the audit committee.

(a)(2)    The Board has determined that an audit committee financial expert is not necessary at this time.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees. The aggregate Audit Fees of the Registrant’s independent public accountant for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ended March 31, 2019, were $75,000 and for the fiscal year March 31, 2020, were $75,000.

(b)       Audit-Related Fees. The aggregate Audit-Related Fees of the Registrant’s independent public accountant for assurances and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and are not reported as Audit Fees, which included the review of financial information contained within registration statement filings conducted on behalf of the Registrant, as cited within paragraph (e)(2) of this Item, for the fiscal year ended March 31, 2019, were $6,600 and for the fiscal year March 31, 2020, were $3,300. The 2019 and 2020 fees were for consent letters for SEC filings.

(c)       Tax Fees. The aggregate Tax Fees of the Registrant’s independent public accountant for professional services rendered for tax compliance, tax advice, and tax planning services, which included the review of federal and state income tax returns, the review of the fiscal tax provision and the review of the federal excise tax returns, for the fiscal year ended March 31, 2019, were $10,500 and for the fiscal year March 31, 2020, were $10,500.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent public accountant’s tax division except those services related to the audit.

(d)       All Other Fees. The aggregate Other Fees of the Registrant’s independent public accountant for all other non-audit services rendered to the Registrant for the fiscal year ended March 31, 2019, were $0 and for the fiscal year March 31, 2020, were $0.

(e)(1)   Pursuant to the Registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountant. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to be provided to the Registrant as required by Section 201 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), any pre-approval requests submitted by the independent public accountant as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent public accountant to provide any services (other than prohibited non-audit services) including the fees and compensation to be paid to the independent public accountant.

(e)(2)   There were no pre-approval requirements approved or required to be approved for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no fees billed for services provided to the Registrant, described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)       Not applicable.

(g)       The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to Morgan Creek Capital Management, LLC, the investment adviser to the Registrant (the “Advisor”) (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant for each of the last two fiscal years of Registrant, was $0.

(h)       The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered by the independent public accountant to the Advisor and the Advisor’s affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the principal auditor, in accordance with Independence Standards Board requirements and the meaning of the securities laws administered by the U.S. Securities and Exchange Commission (“SEC”), regarding its independence from the Registrant, its investment adviser and the adviser’s affiliates.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

The Registrant has delegated to the Advisor the voting of proxies relating to the Registrant’s portfolio securities. The policies and procedures used by the Advisor to determine how to vote proxies relating to the Registrant's portfolio securities, including the procedures used when a vote presents a conflict of interest involving the Advisor or any of its affiliates, are contained in the Advisor’s Proxy Voting Guidelines, which are attached hereto as Exhibit 13(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Company.

(a)(1)	As of March 31, 2020, the portfolio manager of the Registrant is:

Mark W. Yusko

Chief Investment Officer and Chief Executive Officer

Portfolio Manager

Investment experience: 26 years

Mr. Yusko is Chief Investment Officer and Chief Executive Officer of the Advisor since July 2004. Prior to forming the Advisor, Mr. Yusko was President and Chief Investment Officer of UNC Management Company, LLC, the endowment investment office for the University of North Carolina at Chapel Hill, from 1998 to 2004. Previously, he was the Senior Investment Director for the University of Notre Dame Investment Office. He holds an M.B.A. from the University of Chicago and a B.S. in biology and chemistry from the University of Notre Dame.

(a)(2) The Portfolio Manager, who is primarily responsible for the day-to-day management of the Registrant and also manages other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of March 31, 2020: (i) the number of other pooled investment vehicles and other accounts managed by the Portfolio Manager and the total assets of such vehicles and accounts; and (ii) the number and total assets of such vehicles and accounts with respect to which the advisory fee is based on performance.

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number	Total Assets (billions)	Number	Total Assets (billions)	Number	Total Assets (billions)
Mark W. Yusko	1	$.02	28	$1.5	6	$0.2

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number with Performance- Based Fees	Total Assets with Performance- Based Fees (billions)	Number with Performance- Based Fees	Total Assets with Performance- Based Fees (billions)	Number with Performance- Based Fees	Total Assets with Performance- Based Fees (billions)
Mark W. Yusko	0	$0.0	24	$1.5	1	$0.06

Conflicts of Interest:

The Advisor engages in other activities including managing the assets of various private funds and institutional accounts. In the ordinary course of business, the Advisor engages in activities in which the Advisor's interests or the interests of its clients may conflict with the interests of the Registrant or its shareholders. The discussion below sets out such conflicts of interest that may arise; conflicts of interest not described below may also exist. The Advisor can give no assurance that any conflicts of interest will be resolved in favor of the Registrant or its shareholders.

The Portfolio Manager is responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including unregistered hedge funds and funds of hedge funds. The Portfolio Manager may manage separate accounts and other pooled investment vehicles that may have materially higher, lower or different fee arrangements than the Registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and/or pooled investment vehicles may raise potential conflicts of interest including those relating to cross trading and the allocation of investment opportunities.

Transactions by the Advisor — The Advisor may pursue acquisitions of assets and businesses and identification of an investment opportunity in connection with its existing businesses or a new line of business without first offering the opportunity to the Registrant. Such an opportunity could include a business that competes with the Registrant or a Portfolio Fund in which the Registrant has invested or proposes to invest.

From time to time, the Advisor may pursue the development of investment managers who will manage private investment funds that would otherwise qualify as investments for the Registrant. Due to the conflicts of interest involved and in accordance with applicable law, the Advisor will not make any investment for the Registrant in any Portfolio Fund that is managed by an affiliate of the Advisor. Accordingly, there may be investments that are unavailable to the Registrant due to the manager's affiliation with the Advisor. Further, in the event that the Advisor acquires a business or investment manager that is a manager of any Portfolio Fund, the Advisor may need to liquidate any investment by the Registrant in a Portfolio Fund managed by such affiliated investment manager.

In addition, the Advisor may have other relationships with Portfolio Funds or Managers which may not result in the Advisor directly or indirectly controlling, being controlled by, or being under common control with, such Portfolio Funds or Managers. These relationships may include distribution or intermediary relationships with Portfolio Funds, strategic or principal investments in Portfolio Funds or their Managers, or other contractual relationships. To the extent permitted by applicable law, it is possible that the Registrant may invest in one or more such Portfolio Funds or with one or more such Managers. In such circumstances, the management fee and the incentive fee charged by any such Portfolio Fund or Manager may still apply.

The Advisor's Asset Management Activities — The Advisor conducts a variety of asset management activities, including sponsoring unregistered investment funds. Those activities also include managing assets of employee benefit plans that are subject to ERISA and related regulations. The Advisor's investment management activities may present conflicts if the Registrant and these other investment or pension funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

Voting Rights in Portfolio Funds — From time to time, a Portfolio Fund may seek the approval or consent of its investors in connection with certain matters relating to the Portfolio Fund. In such a case, the Advisor has the right to vote in its sole discretion the Registrant's interest in the Portfolio Fund. The Advisor considers only those matters it considers appropriate in taking action with respect to the approval or consent of the particular matter. Business relationships may exist between the Advisor and its affiliates on the one hand, and the Managers and affiliates of the Portfolio Funds on the other hand, other than as a result of the Registrant's investment in a Portfolio Fund. As a result of these existing business relationships, the Advisor may face a conflict of interest acting on behalf of the Registrant and its shareholders.

Portfolio Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may make it difficult for the Advisor to monitor whether holdings of the Portfolio Funds cause the Registrant to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Registrant may need to hold its interest in a Portfolio Fund in non-voting form. Additionally, in order to avoid becoming subject to certain prohibitions under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to affiliated transactions, the Registrant intends to own less than 5% of the voting securities of each Portfolio Fund. This limitation on owning voting securities is intended to ensure that a Portfolio Registrant is not deemed an "affiliated person" of the Registrant for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the Portfolio Funds, both by the Registrant and other clients of the Advisor. To limit its voting interest in certain Portfolio Funds, the Registrant may enter into contractual arrangements under which the Registrant irrevocably waives its rights (if any) to vote its interest in a Portfolio Fund. The Registrant will not receive any consideration in return for entering into a voting waiver arrangement. Other Portfolio Funds or accounts managed by the Advisor may also waive their voting rights in a particular Portfolio Fund. Subject to the oversight of the Registrant's Board, the Advisor will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Advisor in the particular Portfolio Fund. These voting waiver arrangements may increase the ability of the Registrant to invest in certain Portfolio Funds. However, to the extent the Registrant contractually foregoes the right to vote the securities of a Portfolio Fund, the Registrant will not be able to vote on matters that require the approval of the interest holders of the Portfolio Fund, including matters adverse to the Registrant's interests. This restriction could diminish the influence of the Registrant in a Portfolio Fund, as compared to other investors in the Portfolio Fund (which could include other Portfolio Funds or accounts managed by the Advisor, if they do not waive their voting rights in the Portfolio Fund), and adversely affect the Registrant's investment in the Portfolio Fund, which could result in unpredictable and potentially adverse effects on the Registrant’s shareholders. There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in some situations where the Registrant owns less than 5% of the voting securities of a Portfolio Fund. In these circumstances, transactions between the Registrant and a Portfolio Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the 1940 Act notwithstanding that the Registrant has entered into a voting waiver arrangement.

Client Relationships — The Advisor and its affiliates may have relationships with sponsors and managers of Portfolio Funds, corporations and institutions. In providing services to its clients and the Registrant, the Advisor may face conflicts of interest with respect to activities recommended to or performed for, such clients on the one hand, and the Registrant, the Registrant’s shareholders and/or the Portfolio Funds on the other hand. The Advisor may also face conflicts of interest in connection with any purchase or sale transactions involving an investment by the Registrant, whether to or from a client of the Advisor, and in connection with the consideration offered by, and obligations of, such client of the Advisor in such transactions. In such cases, the Advisor will owe fiduciary duties to the client of the Advisor that may make the Advisor's interest adverse to that of the Registrant. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Registrant.

Diverse Membership; Relationships with Shareholders — The Registrant’s shareholders are expected to include entities organized under U.S. law and in various jurisdictions that may have conflicting investment, tax and other interests with respect to their investments in the Registrant. The conflicting interests of individual shareholders may relate to or arise from, among other things, the nature of investments made by the Registrant and/or Portfolio Funds, the structuring of the acquisition of investments of the Registrant, and the timing of disposition of investments. This structuring of the Registrant's investments and other factors may result in different returns being realized by different shareholders. Conflicts of interest may arise in connection with decisions made by the Advisor, including decisions with respect to the nature or structuring of investments, that may be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders' individual tax situations. In selecting Portfolio Funds for the Registrant, the Advisor considers the investment and tax objectives of the Registrant as a whole, not the investment, tax or other objectives of any shareholder individually.

Brokerage Activities — The Advisor will be authorized to engage in transactions in which it acts as a broker for the Registrant and for another person on the other side of the transaction. In any such event, the Advisor may receive commissions from, and have a potentially conflicting division of loyalties and responsibilities regarding, both parties to such transactions. The Advisor may also act as agent for the Registrant, Portfolio Funds and other clients in selling publicly traded securities simultaneously. In such a situation, transactions may be bundled and clients, including the Registrant, may receive proceeds from sales based on average prices received, which may be lower than the price which could have been received had the Registrant sold its securities separately from the Advisor's other clients.

Related Funds — Conflicts of interest may arise for the Advisor in connection with certain transactions involving investments by the Registrant in Portfolio Funds, and investments by other funds advised by the Advisor, or sponsored or managed by the Advisor, in the same Portfolio Funds. Conflicts of interest may also arise in connection with investments in the Registrant by other funds advised or managed by the Advisor or any of its affiliates. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Advisor or an affiliate may determine that an investment in a Portfolio Registrant is appropriate for a particular client or for itself or its officers, directors, principals, members or employees, but that the investment is not appropriate for the Registrant. Situations also may arise in which the Advisor, one of its affiliates, or the clients of either have made investments that would have been suitable for investment by the Registrant but, for various reasons, were not pursued by, or available to, the Registrant. The investment activities of the Advisor, its affiliates and any of their respective officers, directors, principals, members or employees may disadvantage the Registrant in certain situations if, among other reasons, the investment activities limit the Registrant's ability to invest in a particular Portfolio Fund.

Management of the Fund — Personnel of the Advisor or its affiliates will devote such time as the Advisor, the Registrant and their affiliates, in their discretion, deem necessary to carry out the operations of the Registrant effectively. Officers, principals, and employees of the Advisor and its affiliates will also work on other projects for the Advisor and its other affiliates (including other clients served by the Advisor and its affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates. The Advisor has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Advisor seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Advisor has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation:

Mr. Mark W. Yusko has significant day-to-day duties in the management of the Registrant, including providing analysis and recommendations on asset allocation and Portfolio Fund selection. Mr. Yusko owns equity interests in the Advisor, which pays him a base salary and he may receive a bonus, and the Advisor is obligated to make distributions of profits to him, as well as the other members, on an annual basis.

(a)(4) Ownership of Securities:

The following table sets forth, for the portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of March 31, 2020.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Mark. W. Yusko	0

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 C.F.R. 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 C.F.R. 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)       The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures, as of a date within 90 days of the filing date of this Form N-CSR.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

(a)	Not applicable. The Fund did not engage in securities lending activity during the fiscal year ended March 31, 2020.

(b)	Not applicable. The Fund did not engage in securities lending activity during the fiscal year ended March 31, 2020.

Item 13. Exhibits

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Proxy voting policies and procedures of the Registrant’s investment adviser are attached hereto in response to Item 7.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Creek Global Equity Long/Short Institutional Fund

By:	/s/ Mark W. Yusko
Mark W. Yusko
Chairman, President and Trustee

Date:	June 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark W. Yusko
Mark W. Yusko
Chairman, President and Trustee

Date:	June 4, 2020

By:	/s/ Mark B. Vannoy
Mark B. Vannoy
Treasurer

Date:	June 4, 2020